Exhibit 99.1

NASDAQ: TBBK
May 2010

Forward Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding The
Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,”
“anticipate,” “estimate,” “continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp Inc.’s prospectus supplement. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

TBBK - Planning for Safety, Soundness and Growth
▶ Capital: capacity to grow and safety net for economic conditions
▶ Strong Senior Management: knowledgeable and experienced
▶ Disciplined Growth: driven by TBBK’s business strategy
▶ Assets: simple and local
▶ Deposits: low cost and scalable

Capital Ratios and Selected Financial Data
	As of or for the	As of or for the
	three months ended	three months ended
	March 31, 2010	December 31, 2009

Selected Capital and Asset Quality Ratios:
Equity/assets (1)	9.66%	12.00%
Tier I capital to average assets (1)	8.64%	12.68%
Tier 1 capital to total risk-weighted assets (1)	13.08%	15.80%
Total Capital to total risk-weighted assets (1)	14.33%	17.06%
Allowance for loan and lease losses to total
loans	1.33%	1.26%

Balance Sheet Data: (dollars in thousands)
Total Assets	$ 2,092,511	$ 2,043,534
Total loans, net of unearned costs (fees)	1,527,691	1,523,722
Allowance for loan and lease losses	20,357	19,123
Total cash and cash equivalents	338,433	354,459
Deposits	1,862,283	1,654,509
Short term borrowings	-	100,000
Shareholders' equity (1)	202,047	245,203

Selected Ratios:
Return on average assets	0.37%	0.01%
Return on average common equity	4.07%	0.05%
Net interest margin	3.06%	3.84%
Book value per share (2)	$ 7.72	$ 7.64

(1) On March 10, 2010, the Company repurchased all of the outstanding Fixed Rate Cumulative Perpetual
Preferred Stock, Series B, issued to the United States Treasury Department under its Capital Purchase Program.

(2) Excludes as of December 31, 2009 Series B Preferred Shares issued to the US Treasury and the associated book value. The Series B Preferred Shares were repaid on March 10, 2010.

Strong Senior Management Team with a Wealth of Experience
▶ Highly experienced senior management team with an aggregate of over 140 years of experience providing middle market banking services
 – Management has a significant history together as most are former executives of a prior bank which was sold in November 1999
Executive	Title	Banking Experience

Betsy Z. Cohen	Chief Executive Officer, Chairman of the Bancorp Bank	35 years

Frank M. Mastrangelo	President & Chief Operating Officer	17 years

Paul Frenkiel	Executive Vice President & Chief Financial Officer	25 years

Donald F. McGraw, Jr.	Executive Vice President & Chief Credit Officer	32 years

Arthur M. Birenbaum	Executive Vice President & Coommercial Lending	29 years

Scott R. Megargee	Executive Vice President & Chief Lending Officer	25 years

Peter Chiccino	Executive Vice President & Chief Information Officer	15 years

Jeremy Kuiper	Managing Director (Stored Value Solutions)	15 years

Business Model: A Distinct Business Strategy
DEPOSITS

 ▶ Private Label Banking: Capture stable, low-cost
 core deposits
 – Health Care - HSA / FSA / HRA
 – Merchant Processing
 – Prepaid Card Issuing
 – Asset Managers
 – DTC Eligible / ERISA Qualified account (MDA)
 – Safeharbor IRA Rollovers
 – 1031 Exchange
 ▶ Generate low-cost core deposits through personal
 and business checking and savings accounts
 through the community bank
 – Remote Deposit Capture

Net Interest Margin
INCOME
Non-Interest Income: Merchant Processing & Debit Issuing Fees
LOANS

 ▶ Originate high-credit quality, well collateralized
 loans to local businesses and individuals
 – Commercial lending, commercial & residential
 real estate, construction lending
 ▶ Automobile Fleet Leasing
 ▶ Private Label Banking (National)
 – Asset Managers - generate securities backed
 loans, consumer loans, HELOC’s and
 installment loans

▶ A commercial bank founded in 2000 headquartered in Wilmington, Delaware with approximately $2.1 billion in assets, $1.5 billion in outstanding loan balances and $1.9 billion of deposits
▶ Employs a primarily branchless deposit strategy that delivers a full array of commercial and consumer banking services both locally and nationally through private label banking products

Core Operating Earnings
	March 31,	March 31,
	2010	2009

Net income (loss) available to common shareholders	$ (4,056)	$ 363
Add (deduct):
Preferred stock dividend and accretion	6,242	847
Income tax expense	1,233	781
Provision for loan and lease losses	4,148	3,000
Loss on other real estate owned	-	-
Subtotal	7,567	4,991
Gains and losses on investment securities	(750)	-
Core operating earnings (1)	$ 6,817	$ 4,991
(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, it should not be considered an alternative to
GAAP.

Well-Positioned in Attractive, Stable Markets
		Prices	Prices
Metro Area	Population (2006)	(2006:Q3 to 2009:Q3)	(2008:Q3 to 2009:Q3)
United States	281,421,906	-27.1	-8.9%
Philadelphia, PA	3,885,395	-7.1	-4.3%
▶ Target market for commercial lending is the greater Philadelphia-Wilmington metropolitan area
 – Consists of the 12 counties surrounding Philadelphia and Wilmington including Philadelphia, Delaware, Chester, Montgomery, Bucks and
 Lehigh Counties in Pennsylvania, New Castle County in Delaware and Mercer, Burlington, Camden, Ocean and Cape May Counties in New
 Jersey
▶ Philadelphia and the surrounding markets represent a large base of population and economic activity, with sustainable growth and attractive demographic characteristics in the suburban communities
▶ Throughout the current down cycle and prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lesser reduction in housing prices compared to the rest of the nation as shown below.
▶ As of March, 2010, unemployment rate of 9.0% in the Mid-Atlantic region, 9.0% in Pennsylvania and 9.2% in Delaware compares favorably to the national level of 9.7%
• The February 2010 S&P/Case-Shiller 20-city home-price index rose 0.6% from a year earlier, while a 10-city gauge rose 1.4%, marking the first annual gains in both measures since December 2006.

Private Client
10%
Leasing
Portfolio
5%
Community
Bank
85%

The Bancorp Inc.

Asset-Generating Strategies: Business-Line Overview
▶ Community Bank
 ▶ Offers traditional community banking products and services
 ▶ Leverages the business relationships developed during management team’s tenure in banking
 ▶ Targets highly fragmented Philadelphia-Wilmington banking market
▶ Leasing Portfolio
 – Automobile Fleet Leasing Portfolio
 ▶ Eastern Corridor
 ▶ Average Transaction
 – 8-15 automobiles
 – $350,000
 ▶ Acquired Mears Leasing in January 2005
▶ Private Client
 – Deposit and asset gathering channel
 – Currently have 24 partners representing approximately $110 billion of assets under management
 ▶ SEI Investments, Legg Mason
 – Generates securities backed loans ,consumer loans, HELOC’s and installment loans
 – Represents approximately 10% of loan portfolio at March 31, 2010
As with funding, The Bancorp employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations
March 31, 2010
Category	Balance	Avg. Yield
Community Bank	$ 1,295,501	4.61%
Leasing	81,904	9.01%
Private Client	150,286	3.54%

Historical Loan Portfolio Overview
▶ Proven track record at originating high quality loans
 – Loan / Deposit ratio currently stands at approximately 82%
(1) At March 31, 2010, our owner occupied loans amounted to $105 million, or 18.9% of commercial mortgages.
(2) Prior to December 31, 2007, construction loans were not broken out by category
Robust growth through strong community relationships, while maintaining conservative underwriting standards
(dollars in thousands)
	Year ended December 31,					March 31,
Category	2005	2006	2007	2008	2009	2010
Commercial	$119,654	$199,397	$325,166	$353,219	$402,232	$413,361
Commercial Mortgage (1)	190,153	327,639	369,124	488,986	569,434	557,713
Construction	168,149	275,079	307,614	305,889	207,184	206,275
Direct Financing Leases, net	81,162	92,947	89,519	85,092	78,802	81,904
Residential Mortgage	62,378	62,413	50,193	57,636	85,759	89,005
Consumer Loans and Other	61,017	108,374	144,882	157,446	178,608	177,456
Total Loans	$682,513	$1,065,849	$1,286,498	$1,448,268	$1,522,019	$1,525,714

Supplemental loan data (2):
Construction 1-4 family			$167,485	$163,718	$100,088	$98,151
Construction commercial, acquisition and development			140,129	142,171	107,096	108,124
			$307,614	$305,889	$207,184	$206,275

TBBK
Regional Peers (1)
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.45%
1.66%
1.44%
0.76%
0.88%
0.05%
0.08%
0.06%
2004
2005
2006
2007
2008
2009
3/31/2010

TBBK
Regional Peers (1)
1.90%
1.60%
1.30%
1.00%
0.70%
1.66
1.33
2004
2005
2006
2007
2008
2009
3/31/2010

700%
600%
500%
400%
300%
200%
100%
0%
TBBK
Regional Peers (1)
113.9
129.83
2007
2008
2009
3/31/2010

The Bancorp Inc.

Asset Quality Overview
Reserves / Nonaccrual and Restructured Loans
Non-Performing Loans / Total Loans (3)
(1) Regional peers include publicly-traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion
(2) Ratio was not meaningful for The Bancorp prior to 2007 due to low levels of non-performing loans
Source: SNL Financial
(3) Nonperforming loans are defined as nonaccrual loans and  restructured loans. Loans 90 days past due and still  accruing interest are also included in the non-performing loans to total loans ratios.
Reserves / Loans
2.4x

Outstanding	Pct. Of	Non-Accrual	Non-Accrual/		30-89 Days	90+ Days

The Bancorp Inc.

Current Loan Portfolio & Asset Quality Overview at 3/31/2010

Category	Balance	Total Loans	Loans	Total Loans	OREO	Delinquent	Delinquent
Commercial	$ 413,361	27%	$3,731	0.24%	-	$3,850	$0
Commercial Mortgage	557,713	36%	4,977	0.33%	-	7,337	714
Construction	206,275	14%	4,521	0.30%	-	1,945	2,612
Direct Financing Leases, Net	81,904	5%	-	0.00%	-	1,430	23
Residential Mortgage	89,005	6%	4,485	0.29%	648	-	297
Security-Backed Loans and Other	177,456	12%	149	0.01%	-	400	425
Total Loans	$1,525,714	100%	$17,863	1.17%		$14,962	$4,071

(dollars in thousands)

$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
CAGR 40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
3/31/2010
Deposits
Loans
Assets

The Bancorp Inc.

Track Record of Significant Growth Since Inception
Since 2000, The Bancorp has grown total assets at a compound annual growth rate of over 40%
(dollars in thousands)

Deposit-Generating Strategies: Business-Line Overview
▶ “Private-Label” Banking
 – Provider of private label banking services for non-bank financial service providers
 – Operate over 300 unique programs
 – Access to large customer groups at very low acquisition costs
 – Private label customers derive from our five main sources:
 ▶ Health Care
 ▶ Prepaid Card Issuing
 ▶ Private Client
 ▶ Merchant Processing
 ▶ 1031 Exchange Services
▶ Remote Deposit Capture
 – Market leader in the industry
 ▶ Distributed over 300 scanners
 ▶ Processed over 117,180 transactions representing in excess of $290 million in deposits for the three months ended March 31, 2010.
The Bancorp employs a multi-channel growth strategy in gathering attractively-priced, long-duration deposits on a national scale

CDs > $100k
2.3%
Transaction
11.0%
CDs < $100k
31.6%
MMDA & Savings
55.1%

CDs < $100k
0.1%
CDs > $100k
0.7%
MMDA & Savings
47.0%
Transaction
52.2%

The Bancorp Inc.

The Bancorp has leveraged its private label relationships to grow core deposits meaningfully in recent periods, and expects that business to continue its growth through increased market penetration
March 31, 2008
March 31, 2010
Total Deposits: $1.3bn
Average Cost: 2.66%
Core Deposits: 66.1%
Total Deposits: $1.9bn
Average Cost: 0.65%
Core Deposits: 99.3%
Growth Engine: Strong Growth in Deposit Business Lines at Low Cost

Private Client
4.7%
Merchant
Processing
2.9%
Stored Value
Relationships
(including
DDA)
13.7%
Health Care
10.8%
Community
Bank
67.9%

Merchant
Processing
3.2%
1031
Exchange
3.2%
Community
Bank
11.9%
Private Client
16.0%
Health Care
20.1%
Stored Value
Relationships
(including
DDA)
45.6%

The Bancorp Inc.

Significant growth in stored value, health care and other deposit business lines support significantly lower average cost of deposits
Growth Engine: Strong Growth in Deposit Business Lines at Low Cost
 March 31, 2008
March 31, 2010
Category	Balance	Avg. Cost
Community Bank	$ 221.70%
Health Care	375	1.64%
Stored Value Relationships (including demand deposit accounts)	850.01%
Private Client	298	1.26%
Merchant Processing	60	0.45%
1031 Exchange	58	1.99%
Category	Balance	Avg. Cost
Community Bank	$ 853	3.90%
Health Care	135	3.05%
Stored Value Relationships (including demand deposit accounts)	172	1.73%
Private Client	59	3.03%
Merchant Processing	36	2.97%

3 < > 5 years
24.0%
< 1 year
41.0%
1 < > 3 years
35.0%

The Bancorp Inc.

Private Label by Remaining Contractual Term
Deposit-Generating Strategies: Attractive in Cost and Duration
The Bancorp has long term (in many cases exclusive) agreements in place with its private label banking partners. 90% of agreements contain provisions to automatically renew at maturity

Deposit-Generating Strategies: Growing Market Share in Expanding Markets
Healthcare Affinity Relationships
▶ We are currently the 6th largest financial institution in this space (1)
▶ We service insurance carriers, third party administrators, and large brokerage firms for distribution of health savings and related accounts
▶ Dynamics of the healthcare insurance industry are
 generating rapid growth the HSA market
 – Between January 2008 to January 2009, there was a 46%
 increase in the number of HSAs nationally (2)
 – During that same period, HSA custodians and administrators reported that assets grew by 62.6% (2)
 – Since 2003, the number of Americans with HSA / HDHP(6)
 has grown to over 8 million from a base of 3 million (3)
 – Expected to continue growth trends, reaching 11-13 million accounts and assets of $35 to $45 billion (3)
(1) According to the publication Inside Consumer Directed Health Care March 2010.
(2) Celent, “HSA Benchmarking Analysis: Market Trends and Economics 2009," March 2009
(3) AHIP’s Center for Policy and Research, January 2009 census HSA/High-Deductible Health Plans
(4) Nilson Report June 2009
(5) Mercator Advisory Group
(6) HDHP - High Deductible Health Plan
Prepaid Card Affinity Relationships
▶ Market leader in a rapidly growing market for open loop
 prepaid debit cards
 – 5th largest prepaid commercial debit card issuer (4)
 – 21st overall commercial card issuer (4)
▶ Through 2011, the aggregate size of the market is forecast to grow at a substantial rate
 - Forecasted growth of open loop products to $125 billion in
 2011, compared to $39 billion in 2007 (5)
▶ We are the industry’s largest Agent Bank gift card issuer
▶ We serve clients such as Higher One, Western Union, Digital
 Insight, Deluxe, Incomm, & Univision

Deposit-Generating Strategies: Growing Market Share in Expanding Markets
Private Client Affinity Relationships
Private label deposit and lending services to wealth
management platforms and firms - including limited purpose
trust companies, broker/dealers and TPAs/record keepers:

Private label bank affinities:

• Currently 16 relationships representing approximately $200 billion of assets under management
• Over 7,000 investment advisors serving more than 280,000
clients
• Deposits of $105 million as of 3/31/10
• SEI, Legg Mason, Commonfund
Master Demand Account (MDA) - DTC / NSCC traded ERISA-
qualified bank deposit account:

 Trades on the DTC/NSCC like Money Market Mutual Fund
• FDIC insurance passed through to 401(k) participant
• Over $100 million in deposits
• Schwab, Matrix, SunGard, Ascensus, Great-West
• Growth potential due to growing demographics of retirement market
Safe Harbor IRA Rollovers:
•  Rollover Systems, WMSI
Merchant Processing Relationships
• Top 20 Acquiring Bank for Credit and Debit Card Processing
• Top 50 Originating Bank for ACH Processing
• Combined annual processing volume of $25B
• Numerous third party channels including: Fiserv, FIS, TSYS,
BankServ, Heartland, Planet Payment and Health Equity
1031 Exchange Relationships
• Provide value added services to Qualified Intermediaries
• 30 relationships nationwide

Mears Motor Livery Corp Acquisition

Stored Value Solutions Acquisition		
Deal Overview:		
Target: Stored Value Solutions Business	Seller: Marshall BankFirst Corporation	Deal Type: Financial Technology Company
Announced Date Value ($MM): $ 60.6	Status: Completed	Completion Date: 11/30/2007

Deal Summary: Wilmington, DE-based Bancorp Inc. has acquired the Stored Value Solutions business of Minneapolis MN-based Marshall BankFirst Corp. unit Sioux Falls, SD-based BankFirst. Stored Value Solutions provides customized and secure program development and issuing services to national stored value program managers .

The Bancorp Inc.

Disciplined Acquisitions: Diverse, but complementary to augment organic growth
Deal Overview:
Target: Mears Motor Livery Corp Seller: Investor Group  Deal Type: Specialty Finance Company
Announced Deal Value ($MM): $ 5.0 Status: Completed  Completion Date: 1/3/2005
Deal Summary: Wilmington, DE-based Bancorp Inc. has acquired Orlando, FL-based Mears Motor Livery Corporation from James C. Hartman and Arrow
Holdings. Mears is an automobile leasing business.
Consideration Breakout:
Cash ($MM): $ 1.0  Common Stock ($MM): $ 4.0  Common Stock Issued (shares): 253,126
Consideration Breakout:
Cash ($MM): $ 48.5  Common Stock ($MM): $ 12.1  Common Stock Issued (shares): 722,733

Investment Considerations
▶ 20-30 year management experience through all economic cycles
▶ Emphasis on high quality growth with opportunities in multiple business lines
▶ Avoids brick and mortar cost as a basic premise of its branchless banking strategy
▶ Infrastructure investment from relationships with industry leaders
▶ Infrastructure starting to pay off in leveraging expense base against deposit growth and higher non-interest income
▶ Above peer loan quality
▶ Stable Philadelphia regional economy